                                                                    Exhibit 99.3

                   AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT


     THIS AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment") is entered into as of January 10, 1996, among Coda Acquisition, Inc., a Delaware corporation ("Sub"), and the Persons (as defined in the Stockholders Agreement referred to below) listed on Schedule I hereto.
                             ----------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Sub and the Persons listed on Schedule I hereto have entered into
                                            ----------
the Stockholders Agreement dated as of October 30, 1995 (the "Stockholders Agreement");

     WHEREAS, concurrently with the execution and delivery of the Stockholders Agreement, Sub, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Coda Energy, Inc., a Delaware corporation (the "Corporation"), entered into an Agreement and Plan of Merger (the "Original Merger Agreement") providing for the merger of Sub with and into the Corporation (the "Merger"), with the Corporation to be the surviving corporation of the Merger;

     WHEREAS, the parties to the Original Merger Agreement (i) have entered into the Amendment to Agreement and Plan of Merger dated as of December 22, 1995, and
(ii) concurrently with the execution and delivery of this Amendment, have entered into the Second Amendment to Agreement and Plan of Merger (together, the "Merger Agreement Amendments");

     WHEREAS, upon the consummation of the Merger, the Initial Parties (as defined in the Stockholders Agreement) shall receive shares of Common Stock (as defined in the Stockholders Agreement) and/or Common Stock Equivalents (as defined in the Stockholders Agreement);

     WHEREAS, immediately following the Merger, JEDI will subscribe and pay for and be issued shares of the Preferred Stock (as defined herein); and

     WHEREAS, the parties hereto desire to amend the Stockholders Agreement to provide for, among other things, certain changes required by the terms of the Merger Agreement Amendments.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   References to Original Merger Agreement.  All references in the
          ---------------------------------------
Stockholders Agreement (including references in the schedules and exhibits thereto) to the "Merger Agreement" shall refer to the Original Merger Agreement as amended by the Merger Agreement Amendments.


     2.   Preferred Stock.  The following is hereby added to Section 1.1 of
          ---------------
the Stockholders Agreement as an additional definition:

          "Preferred Stock" means shares of the 15% Cumulative Preferred Stock, par value $.01 per share, of the Corporation or Successor Corporation issued and outstanding from time to time after the consummation of the Merger and all securities of the Corporation or any other Person issued in respect of shares of such preferred stock in connection with any exchange, merger, recapitalization, consolidation, reclassification, reorganization, stock dividend or distribution or other transaction to which the Corporation is a party, but excluding any shares or securities which cease to be outstanding.

     3.   Certain Employee Matters.  Section 2.4 of the Stockholders
          ------------------------
Agreement is hereby amended to delete the reference to "2,000" and replace it with "1,900".

     4.   Certain Stock Purchase Rights.  The last sentence of Section 3.1 of
          -----------------------------
the Stockholders Agreement is hereby amended to delete the word "and" immediately before "(v)" in such sentence and by adding the following at the end of such sentence immediately before the period:

     ; (vi) issuances of Capital Stock to the Initial Parties in connection with the Merger; and (vii) the issuance of 20,000 shares of Preferred Stock to JEDI following the Merger as contemplated in the Subscription Agreement among Sub, JEDI, and the Management Investors dated as of October 30, 1995, as amended, and issuances of Preferred Stock to the holder or holders of the Preferred Stock as a dividend thereon as permitted by the terms of the Preferred Stock set forth in the Certificate of Incorporation of the Corporation, as amended from time to time.

     5.   Purchase of Preferred Stock.  JEDI hereby agrees that as soon as
          ---------------------------
reasonably practicable after the Effective Time, it shall make a capital contribution to the Corporation in the amount of $20,000,000 in consideration for the issuance to JEDI of 20,000 shares of the Preferred Stock (it being understood that JEDI shall have no such obligation unless and until the Effective Time occurs).

     6.   Special Management Rights.
          -------------------------

     (a) The second sentence of Section 6.4(c) of the Stockholders Agreement is hereby deleted in its entirety and replaced with the following:

     The factors included in Schedule V assume that the Corporation pays no
                             ----------
     dividends or distributions (other than on the Preferred Stock) and does not repurchase any of the Initial Shares from the Effective Time through the Trigger Event.

     (b) The last sentence of Section 6.4(c) of the Stockholders Agreement is hereby deleted in its entirety and replaced with the following:

     If the Parties do not so amend Schedule V following any such event and the
                                    ----------
     Trigger Event occurs prior to Schedule V being amended to take such event
                                   ----------
     into account, the "Excess Proceeds" shall be deemed to mean the amount of proceeds to the Relevant Investors as a result of the Trigger Event, determined as specified in Section 6.3, above the amount of proceeds necessary for an internal rate of return of 15% on the Initial Investment, taking into account any such dividends, distributions or share repurchases.

     7.   Schedule I.  Schedule I to the Stockholders Agreement is hereby
          ----------
deleted in its entirety and replaced with Schedule I to this Amendment.

     8.   Schedule II.
          -----------

     (a) The definition of "Discretionary Cash Flow" in Schedule II to the Stockholders Agreement is hereby deleted in its entirety and replaced with the following:

          "Discretionary Cash Flow" with respect to the Corporation and each Peer Company means net income, excluding any income from discontinued operations or extraordinary, one-time, or non-recurring items, (i) plus all non-cash charges before changes in working capital subtracted in calculating net income (including without limitation depreciation, depletion, amortization, amortization of deferred revenue from volumetric production payments, deferred taxes, exploration expense, dry hole and abandonment expenses, and losses on the sale of assets), (ii) plus, without duplication, any compensation expense relating to Special Management Rights, stock options or stock repurchase rights, (iii) minus all non-cash gains included in net income (including without limitation gains on the sale of assets), and (iv) minus the amount of any dividends on nonconvertible preferred stock accrued and actually paid to the holder or holders thereof.

     (b) The definition of "Enterprise Value" in Schedule II to the Stockholders Agreement is hereby deleted in its entirety and replaced with the following:

          "Enterprise Value" means, with respect to each Peer Company, the product of the per-share Market Price of such Peer Company's common stock as of the day prior to the date of the determination of the Fair Market Value multiplied by the number of Fully-Diluted Shares of such Peer Company
     (i) less the amount of Cash and Cash Equivalents reflected in the Latest Balance Sheet of such Peer Company, (ii) plus such Peer Company's Debt as reflected in the Latest Balance Sheet of such Peer Company, (iii) plus any preferred stock unless it is included in Common Stock Equivalents and the determination of Fully Diluted Shares, and (iv) plus any minority interest.

     (c)  Schedule II-A.  Schedule II-A to the Stockholders Agreement and the
          -------------
associated tables attached thereto are hereby deleted in their entirety and replaced with Schedule II-A to this Amendment and the associated tables attached thereto.

     9.   Schedule III-A.  Schedule III-A to the Stockholders Agreement is
          --------------
hereby deleted in its entirety and replaced with Schedule III-A to this Amendment.

     10.  Ratification.  The terms and provisions set forth in this
          ------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Stockholders Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Stockholders Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that this Amendment is, and the Stockholders Agreement as amended hereby shall continue to be, legal, valid, binding and enforceable in accordance with its respective terms.

     11.  References to Stockholders Agreement.    The Stockholders
          ------------------------------------
Agreement is hereby amended so that any reference therein to the Stockholders Agreement shall mean a reference to the Stockholders Agreement as amended hereby.

     12.  Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written, but effective for all purposes as of the Effective Time (as defined in the Stockholders Agreement).

                                           CODA ACQUISITION, INC.


                                           By:  /s/  C. John Thompson
                                              -----------------------
                                           Name: C. John Thompson
                                           Title: Vice President

                                           JOINT ENERGY DEVELOPMENT
                                           INVESTMENTS LIMITED
                                           PARTNERSHIP

                                           By:  Enron Capital Management
                                                Limited Partnership, its general
                                                partner

                                           By:  Enron Capital Corp., its general
                                                partner


                                           By:  /s/  C. John Thompson
                                                ---------------------
                                           Name: C. John Thompson
                                           Title: Agent and Attorney-in-Fact

MANAGEMENT INVESTOR SPOUSES:                       MANAGEMENT INVESTORS:

  /s/ Debbie Bodenhamer                               /s/ Randell A. Bodenhamer
-----------------------                              --------------------------
Debbie Bodenhamer                                        Randell A. Bodenhamer


  /s/ Karan Callaway                                  /s/ Joe I. Callaway
-----------------------                              --------------------------
Karan Callaway                                           Joe I. Callaway


  /s/ Cathy Choisser                                  /s/ J. David Choisser
-----------------------                              --------------------------
Cathy Choisser                                           J. David Choisser


  /s/ Ryan Freeman                                    /s/ J. W. Freeman
-----------------------                              --------------------------
Ryan Freeman                                             J. W. Freeman


  /s/ Sharon Harney                                   /s/ Roy G. Harney
-----------------------                              --------------------------
Sharon Harney                                           Roy G. Harney


 /s/ Jill Henderson                                   /s/ Grant W. Henderson
-----------------------                              --------------------------
Jill Henderson                                           Grant W. Henderson


  /s/ Jana Hensley                                    /s/ Jarvis A. Hensley
-----------------------                              --------------------------
Jana Hensley                                             Jarvis A. Hensley


  /s/ Karen Jackson                                   /s/ Chris A. Jackson
-----------------------                              ---------------------------
Karen Jackson                                            Chris A. Jackson


  /s/ Naydene Johnson                                 /s/ Jarl P. Johnson
-----------------------                              --------------------------
Naydene Johnson                                          Jarl P. Johnson


                                                      /s/ Douglas H. Miller
                                                     --------------------------
                                                         Douglas H. Miller


  /s/ Donnetta Nelson                                 /s/ Gary M. Nelson
-----------------------                              --------------------------
Donnetta Nelson                                          Gary M. Nelson

  /s/ Betty Scoggins                                  /s/ Gary R. Scoggins
--------------------                                 --------------------------
Betty Scoggins                                           Gary R. Scoggins


  /s/ Karen Seaman                                    /s/ Claude A. Seaman
-----------------------                              --------------------------
Karen Seaman                                             Claude A. Seaman


  /s/ Patricia Spencer                                /s/ J.W. Spencer, III
-----------------------                              --------------------------
Patricia Spencer                                         J. W. Spencer, III


  /s/ Kate Studdard                                   /s/ Scott E. Studdard
-----------------------                              --------------------------
Kate Studdard                                            Scott E. Studdard